UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2005

                              DHB INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22429


              Delaware                                  11-3129361
       ----------------------                  ----------------------------
       State of Incorporation                  (IRS Employer Identification
                                                         Number)

400 Post Avenue, Suite 303, Westbury, New York                        11590
----------------------------------------------                      ----------
(Address of principal executive office)
                           (Zip Code)
(516) 997-1155
----------------
(Registrant's telephone number, including area code)

------------------------------------------------------
(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    (Page 1)

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 28, 2005, DHB Industries, Inc. (the "Company") issued a press release announcing the Company's second quarter and six month 2005 results. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K:



EXHIBIT 99.1 NEWS RELEASE OF DHB INDUSTRIES, INC. ISSUED JULY 28, 2005: DHB INDUSTRIES REPORTS SECOND QUARTER RESULTS. (FURNISHED SOLELY PURSUANT TO ITEM
2.02 OF FORM 8-K).


                                    (Page 2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DHB INDUSTRIES, INC.


                                        By: /s/ DAWN M. SCHLEGEL
                                           ---------------------
                                                Dawn M. Schlegel
                                                Chief Financial Officer


Dated:  July 28, 2005



                                    (Page 3)

                                  EXHIBIT INDEX

                                                                   Page No.


   99.1      News Release of DHB  Industries,  Inc. issued            5
             July  28,  2005:   DHB   Industries   Reports
             Second  Quarter  Results   (furnished  solely
             pursuant to Item 2.02 of Form 8-K).







                                    (Page 4)